Exhibit 99.2


                         DiamondRock Hospitality Company
                            Supplemental Information
                               Third Quarter 2005

                         DiamondRock Hospitality Company
                            Supplemental Information
                               Third Quarter 2005

                                TABLE OF CONTENTS



                                                                        PAGE
                                                                  --------------
CORPORATE INFORMATION
    The Company                                                           3
    Board of Directors and Executive Officers                             4
    Equity Research Coverage                                              5

FINANCIAL HIGHLIGHTS
    Capitalization                                                        6
    Condensed Consolidated Statements of Operations                       7
    Condensed Consolidated Balance Sheets                                 8
    Condensed Conslidated Statements of Cash Flows                      9 - 10
    Non-GAAP Financial Measures                                        11 - 14
    Pro Forma Financial Information                                      15
    Debt Summary                                                         16

PORTFOLIO DATA
    Portfolio Summary at September 9, 2005                               17
    Selected Financial and Operating Information by Property           18 - 22

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------



                              CORPORATE INFORMATION

                                   The Company

DiamondRock Hospitality Company is a self-advised real estate company that owns, acquires and invests in upper upscale and upscale hotel properties located primarily in North America. To a lesser extent, we may invest, on a selective basis, in premium limited service and extended stay hotel properties in urban locations. We began operations in July 2004 when we completed a private placement of our common stock. As of the end of the fiscal quarter, we owned fourteen hotels, comprising 5,633 rooms, located in the following markets:
Atlanta, Georgia (2 hotels), Fort Worth, Texas, Lexington, Kentucky, Los Angeles (2 hotels), New York City (2 hotels), Northern California, Oak Brook, Illinois, Salt Lake City, Washington D.C., St. Thomas, U.S. Virgin Islands, and Vail, Colorado and for purchase prices aggregating approximately $847.7 million (including pre-funded capital improvement restricted cash).

Our senior management team has extensive experience and a broad network of relationships in the hotel industry, which we believe provides us with ongoing access to hotel property investment opportunities and enables us to quickly identify and consummate acquisitions. We also have an investment sourcing relationship with Marriott International, a leading worldwide hotel brand, franchise and management company. We believe that our ability to implement our business strategies is greatly enhanced by the continuing source of additional acquisition opportunities generated by this relationship, as many of the properties that Marriott brings to our attention are offered to us through "off market" transactions, meaning that they are not made generally available to other hospitality companies.

We began operations in July 2004 and became a public reporting company in May 2005. We are listed on the New York Stock Exchange under the symbol "DRH".

                                Fiscal Year End:
                                   December 31

                         Number of Full-Time Employees:
                                       14

                             Corporate Headquarters:
                         6903 Rockledge Drive, Suite 800
                               Bethesda, MD 20817
                                 (240) 744-1150

                                  Mark Brugger
                             Chief Financial Officer
                                 (240) 744-1150

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                    Board of Directors and Executive Officers

                               William W. McCarten
           Chairman of the Board, Chief Executive Officer and Director

                                John L. Williams
                 President, Chief Operating Officer and Director

                               Daniel J. Altobello
               Director and Chairman of the Compensation Committee

                                W. Robert Grafton
                Lead Director and Chairman of the Audit Committee

                                Maureen L. McAvey
                                    Director

                                 Gilbert T. Ray
   Director and Chairman of the Nominating and Corporate Governance Committee

                                 Mark W. Brugger
         Executive Vice President, Chief Financial Officer and Treasurer

                               Michael D. Schecter
                     General Counsel and Corporate Secretary

                                 Sean M. Mahoney
                Chief Accounting Officer and Corporate Controller

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                            Equity Research Coverage

Firm                                 Analyst                   Telephone
----------------------------------   -----------------------   -----------------

Citigroup Smith Barney               Michael Rietbrock         (212) 816-7777

Friedman, Billings, Ramsey, & Co.    Gustavo Sarago            (703) 469-1042

JMP Securities                       William C. Marks          (415) 835-8944

Wachovia Securities                  Jeffrey J. Donnelly       (617) 603-4262


DiamondRock Hospitality is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding DiamondRock Hospitality's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of DiamondRock Hospitality or its management. DiamondRock Hospitality does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------

                                 Capitalization


Capitalization                                                          September 9, 2005
--------------------------------------------------------------------   --------------------

Common shares outstanding per balance sheet                                     50,819,864
Unvested restricted stock held by management and employees                         738,000
Share grants under deferred compensation plan held by corporate
 officers                                                                          383,608
                                                                       --------------------

Combined shares outstanding                                                     51,941,472
Common stock price at September 9, 2005                                 $            11.70
                                                                       --------------------

Common equity capitalization                                            $      607,715,222
Consolidated debt                                                              366,013,177
Cash and cash equivalents                                                       (9,968,037)
                                                                       --------------------

  Total enterprise value                                                $      963,760,362
                                                                       ====================

Dividend Per Share
--------------------------------------------------------------------
Common dividend declared (holders of record on September 9, 2005)       $           0.1725
                                                                       ====================

Share Reconciliation
--------------------------------------------------------------------

Common shares outstanding, held by third parties                                46,199,293
Common shares outstanding, held by Marriott International                        4,428,571
Common shares outstanding, held by management and directors                        192,000
                                                                       --------------------
  Subtotal                                                                      50,819,864

Unvested restricted stock held by management and employees                         738,000
Share grants under deferred compensation plan held by corporate
 officers                                                                          383,608
                                                                       --------------------

Combined shares outstanding                                                     51,941,472
                                                                       ====================

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                         DIAMONDROCK HOSPITALITY COMPANY

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
           For the Fiscal Quarter Ended September 9, 2005, the Period from January 1, 2005 to September 9, 2005, and the Fiscal Quarter Ended
         September 10, 2004 and Period from May 6, 2004 (Incorporation)
                              to September 10, 2004



                                                          Period from       Fiscal Quarter Ended
                                     Fiscal Quarter        January 1,        September 10, 2004
                                         Ended              2005 to         and Period from May 6,
                                   September 9, 2005   September 9, 2005   2004 (Incorporation) to
                                                                             September 10, 2004
                                     (Unaudited)          (Unaudited)            (Unaudited)

Rooms                               $     43,007,699    $  85,509,567               $            -
Food and beverage                         17,607,225       31,812,477                            -
Other                                      4,792,077        7,949,454                            -
                                   -----------------  --------------------------------------------

Total revenues                            65,407,001      125,271,498                            -
                                   -----------------   -------------------------------------------


Operating Expenses:

Rooms                                     10,853,919       21,439,976                            -
Food and beverage                         13,658,368       24,420,522                            -
Management fees                            2,171,128        4,280,139                            -
Other hotel expenses                      24,887,133       49,247,846                            -
Depreciation and amortization              7,369,396       16,072,526                        9,168
Corporate expenses                         2,452,887       10,399,626                    1,715,699
                                   -----------------   -------------------------------------------

Total operating expenses                  61,392,831      125,860,635                    1,724,867
                                   -----------------  --------------------------------------------

Operating profit (loss)                    4,014,170         (589,137)                  (1,724,867)
                                   -----------------   -------------------------------------------


Other Expenses (Income):

Interest income                             (654,201)      (1,215,028)                    (452,300)
Interest expense                           4,156,249       10,640,988                            -
                                   -----------------   -------------------------------------------

Total other expenses/(income)              3,502,048        9,425,960                     (452,300)
                                   -----------------  --------------------------------------------


Income (loss) before income taxes            512,122      (10,015,097)                  (1,272,567)

Income tax benefit                         1,684,346        1,125,499                      552,294
                                   -----------------   -------------------------------------------

Net income (loss)                   $      2,196,468    $  (8,889,598)              $     (720,273)
                                   =================   ===========================================

Earnings (loss) per share:

    Basic and diluted               $           0.04    $       (0.27)              $        (0.05)
                                   =================   ===========================================

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                         DIAMONDROCK HOSPITALITY COMPANY

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                     September 9, 2005 and December 31, 2004


                        ASSETS
                                                          September 9,
                                                               2005       December 31, 2004
                                                         ---------------- -----------------
                                                           (Unaudited)

Property and equipment, at cost                          $   811,084,017  $    286,727,306
Less: accumulated depreciation                               (17,300,783)       (1,084,867)
                                                         ---------------- -----------------

                                                             793,783,234       285,642,439

Deferred financing costs, net                                  2,925,759         1,344,378
Restricted cash                                               33,035,939        17,482,515
Due from hotel managers                                       34,543,143         2,626,262
Favorable lease asset, net                                    12,214,838                 -
Purchase deposits and pre-acquisition costs                            -         3,272,219
Prepaid and other assets                                       4,464,554         4,340,259
Cash and cash equivalents                                      9,968,037        76,983,107
                                                         ---------------- -----------------

       Total assets                                      $   890,935,504  $    391,691,179
                                                         ================ =================

         LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:

Debt, at face amount                                     $   363,181,035  $    177,827,573
Debt premium                                                   2,832,142         2,944,237
                                                         ---------------- -----------------

Total debt                                                   366,013,177       180,771,810

Deferred income related to key money, net                      6,383,518         2,490,385
Unfavorable lease liability, net                               5,426,955         5,776,946
Due to hotel managers                                         21,649,144         3,985,795
Dividends declared and unpaid                                  8,893,732                 -
Accounts payable and accrued expenses                         12,270,323         3,078,825
                                                         ---------------- -----------------

    Total other liabilities                                   54,623,672        15,331,951
                                                         ---------------- -----------------

Shareholders' Equity:

Preferred stock, $.01 par value; 10,000,000 shares
 authorized; no shares issued and outstanding                          -                 -

Common stock, $.01 par value; 100,000,000 shares
 authorized; 50,819,864 and 21,020,100 shares issued
 and outstanding at September 9, 2005 and December 31,
 2004, respectively                                              508,199           210,201
Additional paid-in capital                                   491,450,709       197,494,842
Accumulated deficit                                          (21,660,253)       (2,117,625)
                                                         ---------------- -----------------

    Total shareholders' equity                               470,298,655       195,587,418
                                                         ---------------- -----------------

    Total liabilities and shareholders' equity           $   890,935,504  $    391,691,179
                                                         ================ =================

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                         DIAMONDROCK HOSPITALITY COMPANY

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
            For the Period from January 1, 2005 to September 9, 2005
                and the Period from May 6, 2004 (Incorporation)
                              to September 10, 2004

                                                                               Period from
                                                                               May 6, 2004
                                                           Period from       (Incorporation)
                                                       January 1, 2005 to    to September 10,
                                                        September 9, 2005          2004
                                                      ----------------------------------------
Cash flows from operating activities:                         (Unaudited)       (Unaudited)
  Net loss                                                $   (8,889,598)        $   (720,273)
  Adjustments to reconcile net loss to net cash
   provided by (used in) operating activities:

    Real estate depreciation                                  16,072,526                9,167
    Corporate asset depreciation as corporate expenses            75,166
    Non-cash straight line ground rent                         4,839,677                    -
    Non-cash financing costs as interest                       1,100,820                    -
    Market value adjustment to interest rate caps               (11,402)                    -
    Amortization of favorable lease asset                         70,601                    -
    Amortization of debt premium and unfavorable lease
     liability                                                  (209,835)                   -
    Amortization of deferred income                             (106,867)                   -
    Stock-based compensation                                   5,582,077              645,000
    Income tax benefit                                        (1,125,499)            (552,294)
  Changes in assets and liabilities:
    Prepaid expenses and other assets                          1,012,604             (204,170)
    Due to/from hotel managers                               (11,837,240)                   -
    Accounts payable and accrued expenses                      4,069,073              388,914
                                                      ----------------------------------------
  Net cash provided by (used in) operating activities         10,642,103             (433,656)
                                                      ----------------------------------------


Cash flows from investing activities:
  Hotel acquisitions                                        (530,905,343)             (81,302)
  Hotel capital expenditures                                  (9,646,244)                   -
  Receipt of deferred key money                                4,000,000                    -
  Cash paid for restricted cash at acquisition               (17,740,652)                   -
  Purchase deposits and pre-acquisition costs                          -           (1,096,221)
                                                      ----------------------------------------
  Net cash used in investing activities                     (554,292,239)          (1,177,523)
                                                      ----------------------------------------


Cash flows from financing activities:
  Proceeds from mortgage debt                                246,500,000                    -
  Draws on senior secured credit facility                      5,000,000                    -
  Repayments of mortgage debt                                (56,948,685)                   -
  Scheduled mortgage debt principal payments                  (2,146,538)                   -
  Payment of financing costs                                  (2,682,201)                   -
  Proceeds from sale of common stock                         291,799,785          197,376,548
  Payment of dividends                                        (1,680,656)                   -
  Payment of costs related to sale of common stock            (3,206,639)          (1,028,588)
                                                      ----------------------------------------
  Net cash provided by financing activities                  476,635,066          196,347,960
                                                      ----------------------------------------


The accompanying notes are an integral part of these condensed consolidated financial statements.

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                         DIAMONDROCK HOSPITALITY COMPANY

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
         (Continued) For the Period from January 1, 2005 to September 9,
                      2005 and the Period from May 6, 2004
                      (Incorporation) to September 10, 2004

                                                                          Period from
                                                                          May 6, 2004
                                                      Period from       (Incorporation)
                                                   January 1, 2005 to   to September 10,
                                                   September 9, 2005          2004
Net (decrease) increase in cash and cash
 equivalents                                             (67,015,070)        194,736,781
Cash and cash equivalents, beginning of period            76,983,107                   -
                                                 ----------------------------------------
Cash and cash equivalents, end of period              $    9,968,037    $    194,736,781
                                                 ========================================


Supplemental Disclosure of Cash Flow Information:

Cash paid for interest                                $    9,283,715    $              -
                                                 ========================================
Cash paid for income taxes                            $    1,114,363    $              -
                                                 ========================================


Non-Cash Investing and Financing Activities:

Repayments of mortgage debt with restricted cash      $    7,051,315    $              -
                                                 ========================================

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


 Non-GAAP Financial Measures

     We use the following four non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: (1) EBITDA (2) Adjusted EBITDA, (3) FFO and (4) Adjusted FFO.

EBITDA represents net income (loss) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. We believe EBITDA is useful to an investor in evaluating our operating performance because it helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also use EBITDA as one measure in determining the value of hotel acquisitions and dispositions.

                                                  Historical
                                  -------------------------------------------
                                          Fiscal              Period from
                                       Quarter Ended       January 1, 2005 to
                                     September 9, 2005      September 9, 2005
                                  ---------------------  --------------------

Net income (loss)                     $      2,196,468       $    (8,889,598)

Interest expense                             4,156,249            10,640,988
Income tax benefit                          (1,684,346)           (1,125,499)
Depreciation and amortization                7,369,396            16,072,526
                                  ---------------------  --------------------

EBITDA                                $     12,037,767       $    16,698,417
                                  =====================  ====================


                                            Forecast Full Year 2005
                                  -------------------------------------------
                                            Low End                High End
                                  ---------------------  --------------------
Net loss                              $    (10,336,250)      $    (8,336,250)

Interest expense                            17,400,000            17,400,000
Income tax benefit                          (1,750,000)           (1,750,000)
Depreciation and amortization               27,800,000            27,800,000
                                  ---------------------  --------------------

EBITDA                                $     33,113,750       $    35,113,750
                                  =====================  ====================

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


     Management also evaluates our performance by reviewing Adjusted EBITDA because the Company believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information regarding our ongoing operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to a complete understanding of our operating performance. We adjust EBITDA for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDA:

     o Non-Cash Ground Rent: We exclude the non-cash expense incurred from straight lining the rent from our ground lease obligations and the non-cash amortization of our favorable lease asset.

     o The impact of fully vested irrevocable commitments to issue 382,500 shares of stock to our five senior executive officers made in connection with the initial public offering and expensed in the second quarter. These were grants and do not reflect the underlying performance of the Company.

     o Cumulative effect of a change in accounting principle -- Infrequently, the Financial Accounting Standards Board (FASB) promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

     o Impairment Losses -- We exclude the effect of impairment losses recorded because we believe that including them in EBITDA is not consistent with reflecting the ongoing performance of our remaining assets. In addition, we believe that impairment charges are similar to gains (losses) on dispositions and depreciation expense, both of which are also excluded from EBITDA.

                                                               Historical
                                                ------------------------------------------
                                                       Fiscal              Period from
                                                   Quarter Ended       January 1, 2005 to
                                                 September 9 , 2005    September 9 , 2005
                                                --------------------  --------------------

EBITDA                                              $     12,037,767      $     16,698,417

Non-cash ground rent                                       1,730,168             4,910,278
Initial public offering stock grants                              --             3,736,250
                                                --------------------  --------------------


Adjusted EBITDA                                     $     13,767,935      $     25,344,945
                                                ====================  ====================


                                                        Forecast Full Year 2005
                                                ------------------------------------------
                                                      Low End                High End
                                                --------------------  --------------------
EBITDA                                              $     33,113,750      $     35,113,750

Non-cash ground rent                                       7,150,000             7,150,000
Initial public offering stock grants                       3,736,250             3,736,250
                                                --------------------  --------------------


Adjusted EBITDA                                     $     44,000,000      $     46,000,000
                                                ====================  ====================

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


     We compute FFO in accordance with standards established by NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding gains (losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures (which are calculated to reflect FFO on the same basis). We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items, such as real estate depreciation and amortization and gain or loss on sale of assets. We also use FFO as one measure in determining our results after taking into account the impact of our capital structure.

                                                            Historical
                                             -----------------------------------------
                                                Fiscal Quarter         Period from
                                                    Ended          January 1, 2005 to
                                              September 9, 2005     September 9, 2005
                                             -------------------   -------------------
Net income (loss)                                $    2,196,468        $    (8,889,598)
Real estate related depreciation and
 amortization                                         7,369,396             16,072,526
                                             -------------------   -------------------


FFO                                              $    9,565,864        $     7,182,928
                                             ===================   ===================

FFO per Share (Basic and Diluted)                $         0.19        $          0.21
                                             ===================   ===================


                                                       Forecast Full Year 2005
                                             -----------------------------------------
                                                   Low End               High End
                                             -------------------   -------------------
Net loss                                         $  (10,336,250)       $    (8,336,250)
Real estate related depreciation and
 amortization                                        27,800,000             27,800,000
                                             -------------------   -------------------


FFO                                              $   17,463,750        $    19,463,750
                                             ===================   ===================



     Management also evaluates our performance by reviewing Adjusted FFO because the Company believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information regarding our ongoing operating performance and that the presentation of Adjusted FFO, when combined with the primary GAAP presentation of net income, is beneficial to a complete understanding of our operating performance. We adjust FFO for the following items, which may occur in any period, and refer to this measure as Adjusted FFO:

     o Non-Cash Ground Rent: We exclude the non-cash expense incurred from straight lining the rent from our ground lease obligations and the non-cash amortization of our favorable lease asset.

     o The impact of fully vested irrevocable commitments to issue 382,500 shares of stock to our five senior executive officers made in connection with the initial public offering and expensed in the second quarter. The impact of these grants do not reflect the underlying performance of the Company.

     o Cumulative effect of a change in accounting principle -- Infrequently, the Financial Accounting Standards Board (FASB) promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


     o Impairment Losses -- We exclude the effect of impairment losses recorded because we believe that including them in EBITDA is not consistent with reflecting the ongoing performance of our remaining assets. In addition, we believe that impairment charges are similar to gains (losses) on dispositions and depreciation expense, both of which are also excluded from EBITDA.

                                                              Historical
                                             -------------------------------------------
                                                    Fiscal              Period from
                                                Quarter Ended        January 1, 2005 to
                                              September 9 , 2005     September 9 , 2005
                                             --------------------   --------------------

FFO                                              $      9,565,864       $      7,182,928

Non-cash ground rent                                    1,730,168              4,910,278
Initial public offering stock grants                           --              3,736,250
                                             --------------------   --------------------


Adjusted FFO                                     $     11,296,032       $     15,829,456
                                             ====================   ====================

Adjusted FFO per Share (Basic and Diluted)       $           0.22       $           0.47
                                             ====================   ====================


                                                        Forecast Full Year 2005
                                             -------------------------------------------
                                                   Low End                High End
                                             --------------------   --------------------

FFO                                              $     17,463,750       $     19,463,750

Non-cash ground rent                                    7,150,000              7,150,000
Initial public offering stock grants                    3,736,250              3,736,250
                                             --------------------   --------------------


Adjusted FFO                                     $     28,350,000       $     30,350,000
                                             ====================   ====================


Certain Definitions

In this supplemental, when we discuss the "twelve hotels" we are discussing all of our hotels except SpringHill Suites Buckhead (Atlanta) and the Oak Brook Hills Marriott Resort and when we discuss the "fourteen hotels" we are discussing all of our hotels. We exclude the two hotels from our discussion to enable our investors to compare our performance on a same store basis with the guidance we provided at the end of the second quarter. We excluded the SpringHill Suites Buckhead from our prior guidance as it had been open only since July 2005 and has no comparable period in the prior year. We excluded the Oak Brook Hills Marriott Resort because the Company excluded the results in certain guidance provided when the Company released second quarter results. At that time, the Company had not completed its audit of the property and the hotel was undergoing a brand conversion.

In this release, when we discuss "Hotel Adjusted EBITDA", we exclude from Hotel EBITDA the non-cash expense incurred by the hotel due to the straight lining of the rent from our ground lease obligations and the non-cash amortization of our favorable lease asset. Hotel EBITDA represents hotel net income (loss) excluding: (1) interest expense; (2) income taxes; and (3) depreciation and amortization. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues.

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                         DiamondRock Hospitality Company
     Pro Forma Financial Information for the Fiscal Quarters Ended September
       9, 2005 and September 10, 2004 and the Periods from January 3, 2004 to September 10, 2004 and January 1, 2005 to September 9, 2005

     The acquired properties are included in our results of operations from the respective dates of acquisition. The following unaudited pro forma results of operations reflect these transactions as if each had occurred on the first day of the fiscal period presented. In our opinion, all significant adjustments necessary to reflect the effects of the acquisitions have been made; however, a preliminary allocation of the purchase price to land and buildings was made, and we will finalize the allocation after all information is obtained.

                                                                    Period from         Period from
                              Fiscal               Fiscal         January 1, 2005   January 3, 2004 to
                           Quarter Ended       Quarter Ended      to September 9,      September 10,
                         September 9, 2005   September 10, 2004         2005               2004
                        --------------------------------------  --------------------------------------

Revenues                    $   72,515,200      $   68,265,825      $ 226,125,395       $  210,289,146

Hotel level expenses            57,712,154          55,115,445        172,088,221          165,435,239
Depreciation and
 amortization                    7,949,197           7,634,092         24,173,933           23,328,370
Corporate expenses               2,452,887           2,200,000         10,399,626            6,400,000
Interest expenses, net           4,049,953           4,747,736         12,986,275           14,324,860
Income tax benefit               1,949,897             907,570          2,706,346            4,946,017
                        --------------------------------------  --------------------------------------


Net income (loss)           $    2,300,906      $    (523,878)      $   9,183,686       $    5,746,694
                        ======================================  ======================================

EBITDA                      $   13,004,360      $   10,950,380      $  44,852,576       $   38,453,907
                        ======================================  ======================================


Adjusted EBITDA             $   14,801,109      $   12,747,129      $  53,842,257       $   43,707,338
                        ======================================  ======================================

FFO                         $   10,250,103      $    7,110,214      $  33,357,619       $   29,075,064
                        ======================================  ======================================


Adjusted FFO                $   12,046,852      $    8,906,963      $  42,347,300       $   34,328,495
                        ======================================  ======================================

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                                                           Debt Summary
                                                      (dollars in thousands)

                                                          Interest      Spread to     Outstanding
                       Property                             Rate          LIBOR        Principal              Maturity
------------------------------------------------------  ------------  ------------  --------------  -----------------------------

Courtyard Manhattan / Midtown East                            5.195%     Fixed          $  44,354            December 2009
Marriott Salt Lake City Downtown                              5.500%     Fixed             38,290            December 2014
Courtyard Manhattan / Fifth Avenue                            6.325%     270bps            23,000            January 2007
Marriott Griffin Gate Resort                                  5.110%     Fixed             30,597            January 2010
Bethesda Marriott Suites                                      7.690%     Fixed             19,440            February 2023
Marriott Los Angeles Airport                                  5.300%     Fixed             82,600              June 2015
Marriott Frenchman's Reef & Morning Star Beach Resort         5.440%     Fixed             62,500              July 2015
Renaissance Worthington                                       5.400%     Fixed             57,400              June 2015
Credit Facility Borrowings (as of September 9, 2005)          5.120%     145bps             5,000              July 2008
                                                                                    --------------

Total Debt (excluding Debt Premium)                     5.52% (weighted average)          363,181    8.35 yrs. (weighted average)
                                                                                    ==============

Fixed Interest Rate Debt to Total Debt                         92.3%

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                                              PORTFOLIO DATA
                                  Portfolio Summary at September 9, 2005

                                                                                                    % of
                       Property                                   Location                Rooms      Total
------------------------------------------------------  -----------------------------   ---------  --------

Marriott Los Angeles Airport                            Los Angeles, CA                    1,004        18%
Salt Lake City Marriott Downtown                        Salt Lake City, UT                   510         9%
Frenchman's Reef & Morning Star Marriott Beach Resort   St. Thomas, U.S. Virgin Islands      504         9%
Renaissance Worthington                                 Fort Worth, TX                       504         9%
Torrance Marriott                                       Los Angeles County, CA               487         9%
Marriott Griffin Gate Resort                            Lexington, KY                        408         7%
Oak Brook Hills Resort & Conference Center              Oak Brook, IL                        384         7%
Vail Marriott Mountain Resort & Spa                     Vail, CO                             346         6%
Marriott Atlanta Alpharetta                             Alpharetta, GA                       318         6%
Courtyard Manhattan / Midtown East                      New York, NY                         307         5%
Bethesda Marriott Suites                                Bethesda, MD                         274         5%
SpringHill Suites Buckhead                              Atlanta, GA                          220         4%
Courtyard Manhattan / Fifth Avenue                      New York, NY                         185         3%
The Lodge at Sonoma,  a Renaissance Resort & Spa        Sonoma, CA                           182         3%
                                                                                        ---------  --------

Total Portfolio as of September 9, 2005                                                    5,633       100%
                                                                                        =========  ========

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


            Selected Financial and Operating Information by Property
                    Properties Owned as of September 9, 2005
              (in thousands, except selected operating information)

The following tables present, except where noted, selected financial and operating information by property for the fiscal quarter ended September 9, 2005, the period from January 1, 2005 to September 9, 2005, and the comparable periods during 2004. Where relevant, the data is pro forma as it assumes that the hotels were owned by the Company for the entire reporting periods of 2005 and 2004. Hotel Adjusted EBITDA reflects property net operating income excluding corporate expenses, the non-cash expense incurred from straight lining the rent from our ground lease obligations (where applicable), interest expense and depreciation and amortization.

                                                  Fiscal Third Quarter                             Year-to-Date
                                        ------------------------------------------   -----------------------------------------
                                         Ended Sept.   Ended Sept.     % Change       Ended Sept.    Ended Sept.
                                          9, 2005       10, 2004                        9, 2005       10, 2004      % Change
                                        ------------------------------------------   -----------------------------------------
MARRIOTT ATLANTA ALPHARETTA
---------------------------
Average Occupancy                             57.8%         58.4%   (-0.6 pts)              60.4%         60.6%  (-0.2 pts)
ADR                                      $   132.22    $   121.38         8.9%        $    132.92    $   121.48        9.4%
RevPAR                                   $    76.44    $    70.88         7.8%        $     80.27    $    73.60        9.1%

Total Revenues                           $    2,911    $    2,816         3.3%        $     9,611    $    8,814        9.0%

Net Income / (Loss)                      $      446    $      471                     $     1,973    $    1,591
Plus: Depreciation                       $      330    $      304                     $       943    $      912
                                        ---------------------------                  ----------------------------
Hotel Adjusted EBITDA                    $      776    $      775         0.1%        $     2,916    $    2,503       16.5%
                                        ===========================                  ============================

BETHESDA MARRIOTT SUITES
------------------------
Average Occupancy                             86.0%         73.1%     12.9 pts              77.2%         74.1%     3.1 pts
ADR                                      $   142.70    $   153.53        (7.0%)       $    159.29    $   154.60        3.0%
RevPAR                                   $   122.77    $   112.20         9.4%        $    122.92    $   114.56        7.3%

Total Revenues                           $    3,761    $    3,545         6.1%        $    11,164    $   10,642        4.9%

Net Income / (Loss)                      $   (1,414)   $   (1,362)                    $    (4,125)   $   (4,111)
Plus: Depreciation                       $      542    $      530                     $     1,621    $    1,591
Plus: Interest Expense                   $      375    $      317                     $     1,067    $      951
Plus: Non-Cash Ground Rent               $    1,517    $    1,517                     $     4,550    $    4,550
                                        ---------------------------                  ----------------------------
Hotel Adjusted EBITDA                    $    1,020    $    1,002         1.8%        $     3,113    $    2,981        4.4%
                                        ===========================                  ============================

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                                                  Fiscal Third Quarter                             Year-to-Date
                                        ------------------------------------------   -----------------------------------------
                                        Ended Sept.    Ended Sept.     % Change       Ended Sept.    Ended Sept.
                                          9, 2005       10, 2004                        9, 2005       10, 2004     % Change
                                        ------------------------------------------   -----------------------------------------

SPRINGHILL SUITES BUCKHEAD
--------------------------
(This property opened for business on July 1, 2005. The results presented below represent only our period of ownership.)

Average Occupancy                              40.3%     N/A           N/A                   40.3%     N/A           N/A
ADR                                      $     95.24     N/A           N/A            $       95.2     N/A           N/A
RevPAR                                   $     38.34     N/A           N/A            $      38.34     N/A           N/A

Total Revenues                           $       476     N/A           N/A            $        476     N/A           N/A

Net Income / (Loss)                      $        (2)    N/A           N/A            $         (2)    N/A           N/A
Plus: Depreciation                       $       157     N/A           N/A            $        157     N/A           N/A
                                        -------------                                --------------
Hotel Adjusted EBITDA                    $       155     N/A           N/A            $        155     N/A           N/A
                                        =============                                ==============

COURTYARD MANHATTAN / FIFTH AVENUE
----------------------------------
(This property received the Courtyard brand in January 2005. During the comparable periods of 2004, the property was branded as a Clarion for a portion of the period and unaffiliated the remainder. The historical results presented here represent the three months ended August 31, 2005 and 2004, and the eight months ended August 31, 2005 and 2004.)

Average Occupancy                              78.1%         94.8%   (-16.8 pts)             83.6%         87.9%   (-4.3 pts)
ADR                                      $    188.16   $    128.78        46.1%       $     185.79   $    128.13        45.0%
RevPAR                                   $    146.92   $    122.14        20.3%       $     155.26   $    112.57        37.9%

Total Revenues                           $     1,639   $     2,208       (25.8%)      $      6,663   $     5,414        23.1%

Net Income / (Loss)                      $     (883)   $      (516)                   $     (1,143)  $    (1,774)
Plus: Depreciation                       $       502   $       461                    $      1,507   $     1,230
Plus: Interest Expense                   $       285   $       441                    $        979   $     1,176
Plus: Non-Cash Ground Rent               $        72   $         -                    $        216   $         -
                                        ------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $       (24)  $       386      (106.2%)      $      1,559   $       632       146.7%
                                        ============= =============                  ============== =============

COURTYARD MANHATTAN / MIDTOWN EAST
----------------------------------
Average Occupancy                              88.2%         89.5%   (-1.3 pts)              87.9%         89.0%   (-1.1 pts)
ADR                                      $    211.05   $    185.53        13.8%       $     206.28   $    181.23        13.8%
RevPAR                                   $    186.25   $    166.09        12.1%       $     181.31   $    161.36        12.4%

Total Revenues                           $     5,038   $     4,489        12.2%       $     14,767   $    13,169        12.1%

Net Income / (Loss)                      $       833   $       200                    $      1,615   $       463
Plus: Depreciation                       $       384   $       661                    $      1,925   $     1,984
Plus: Interest Expense                   $       541   $       547                    $      1,643   $     1,642
                                        ------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $     1,758   $     1,408        24.9%       $      5,183   $     4,089        26.8%
                                        ============= =============                  ============== =============

                                                        Supplemental Information
                                                              Third Quarter 2005
                                                              ------------------


                                                  Fiscal Third Quarter                             Year-to-Date
                                        ------------------------------------------   -----------------------------------------
                                        Ended Sept.    Ended Sept.     % Change       Ended Sept.    Ended Sept.
                                          9, 2005       10, 2004                        9, 2005       10, 2004     % Change
                                        ------------------------------------------   -----------------------------------------


FRENCHMAN'S REEF & MORNING STAR MARRIOTT BEACH RESORT
-----------------------------------------------------
(This property reports results on a monthly basis. The historical results presented here represent the three months ended August 31, 2005 and 2004, and the eight months ended August 31, 2005 and
 2004.)

Average Occupancy                              81.6%         76.3%      5.3 pts              84.0%         78.6%     5.4 pts
ADR                                      $    161.18   $    149.65         7.7%       $     206.91   $    189.95         8.9%
RevPAR                                   $    131.50   $    114.17        15.2%       $     173.81   $    149.38        16.4%

Total Revenues                           $     9,933   $     9,034        10.0%       $     32,811   $    29,773        10.2%

Net Income / (Loss)                      $        13   $      (624)                   $      4,990   $     3,160
Plus: Depreciation                       $       906   $       583                    $      2,083   $     1,750
Plus: Interest Expense                   $       680   $       791                    $      2,379   $     2,374
                                        ------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $     1,599   $       750       113.2%       $      9,452   $     7,284        29.8%
                                        ============= =============                  ============== =============

MARRIOTT GRIFFIN GATE RESORT
----------------------------
Average Occupancy                              70.7%         76.5%    (-5.8 pts)             65.7%         68.2%   (-2.5 pts)
ADR                                      $    117.05   $    107.61         8.8%       $     118.65   $    107.51        10.4%
RevPAR                                   $     82.76   $     82.32         0.5%       $      77.99   $     73.37         6.3%

Total Revenues                           $     5,758   $     5,608         2.7%       $     16,078   $    15,213         5.7%

Net Income / (Loss)                      $       509   $       646                    $      1,211   $     1,040
Plus: Depreciation                       $       485   $       412                    $      1,444   $     1,235
Plus: Interest Expense                   $       370   $       370                    $      1,114   $     1,109
Plus: Non-Cash Ground Rent               $         1   $         -                    $          3   $         -
                                        ------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $     1,365   $     1,428        (4.4%)      $      3,772   $     3,384        11.5%
                                        ============= =============                  ============== =============

MARRIOTT LOS ANGELES AIRPORT
----------------------------
Average Occupancy                              82.9%         82.5%      0.4 pts              79.1%         80.2%   (-1.1 pts)
ADR                                      $     97.49   $     91.98         6.0%       $     101.55   $     96.22         5.5%
RevPAR                                   $     80.86   $     75.90         6.5%       $      80.37   $     77.21         4.1%

Total Revenues                           $    11,210   $    10,694         4.8%       $     34,810   $    33,553         3.7%

Net Income / (Loss)                      $       908   $       475                    $      2,992   $     2,484
Plus: Depreciation                       $       950   $       875                    $      2,717   $     2,626
Plus: Interest Expense                   $       969   $     1,028                    $      3,102   $     3,084
                                        ------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $     2,827   $     2,378        18.9%       $      8,811   $     8,194         7.5%
                                        ============= =============                  ============== =============


                                                  Fiscal Third Quarter                             Year-to-Date
                                        ------------------------------------------   -----------------------------------------
                                        Ended Sept.    Ended Sept.     % Change       Ended Sept.    Ended Sept.
                                          9, 2005       10, 2004                        9, 2005       10, 2004     % Change
                                        ------------------------------------------   -----------------------------------------

OAK BROOK HILLS MARRIOTT RESORT
-------------------------------
(This property converted to the Marriott brand in late-July 2005. During the comparable periods of 2004 and early 2005, the property was unaffiliated. The historical results presented here represent the fiscal quarter beginning July 1 and ending
September 9, 2005 and August 31, 2004, and the eight months ended August 31, 2005 and 2004.)

Average Occupancy                              60.6%         56.3%      4.3 pts              53.2%         48.7%     4.5 pts
ADR                                      $    119.64   $    121.28        (1.4%)      $     118.27   $    123.05        (3.9%)
RevPAR                                   $     72.51   $     68.32         6.1%       $      62.95   $     59.96         5.0%

Total Revenues                           $     5,731   $     4,647        23.3%       $     16,834   $    15,598         7.9%

Net Income / (Loss)                      $       592   $       289                    $        603   $        13
Plus: Depreciation                       $       695   $       790                    $      2,446   $     2,371

Plus: Non-Cash Ground Rent               $       138   $       138                    $        415   $       415
                                        ------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $     1,425   $     1,217        17.1%       $      3,464   $     2,799        23.8%
                                        ============= =============                  ============== =============

SALT LAKE CITY MARRIOTT DOWNTOWN
--------------------------------
Average Occupancy                              76.4%         70.4%      5.9 pts              72.3%         68.8%     3.4 pts
ADR                                      $    116.72   $    116.97        (0.2%)      $     118.60   $    116.26         2.0%
RevPAR                                   $     89.12   $     82.40         8.2%       $      85.69   $     80.00         7.1%

Total Revenues                           $     5,404   $     5,302         1.9%       $     16,226   $    15,475         4.9%

Net Income / (Loss)                      $       548   $       279                    $      1,177   $       816
Plus: Depreciation                       $       563   $       556                    $      1,689   $     1,667
Plus: Interest Expense                   $       492   $       499                    $      1,497   $     1,498
                                        ------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $     1,603   $     1,334        20.1%       $      4,363   $     3,981         9.6%
                                        ============= =============                  ============== =============

THE LODGE AT SONOMA, A RENAISSANCE RESORT & SPA
-----------------------------------------------
Average Occupancy                              81.6%         76.2%      5.4 pts              71.3%         65.1%     6.2 pts
ADR                                      $    227.38   $    207.75         9.4%       $     198.92   $    184.88         7.6%
RevPAR                                   $    185.62   $    158.34        17.2%       $     141.89   $    120.35        17.9%

Total Revenues                           $     4,600   $     4,133        11.3%       $     11,233   $     9,828        14.3%

Net Income / (Loss)                      $       794   $       736                    $        573   $       137
Plus: Depreciation                       $       405   $       408                    $      1,229   $     1,224
                                        ------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $     1,199   $     1,144         4.8%       $      1,802   $     1,361        32.4%
                                        ============= =============                  ============== =============



                                                  Fiscal Third Quarter                             Year-to-Date
                                       -------------------------------------------   -----------------------------------------
                                        Ended Sept.   Ended Sept.     % Change        Ended Sept.   Ended Sept.    % Change
                                          9, 2005       10, 2004                        9, 2005       10, 2004
                                       -------------- ------------- --------------   -------------- ------------- ------------

TORRANCE MARRIOTT
-----------------
Average Occupancy                              86.1%         82.8%      3.3 pts              82.0%         77.9%     4.1 pts
ADR                                      $    100.97   $     98.59         2.4%       $     102.81   $     99.05         3.8%
RevPAR                                   $     86.96   $     81.66         6.5%       $      84.29   $     77.13         9.3%

Total Revenues                           $     4,975   $     4,780         4.1%       $     15,157   $    14,083         7.6%

Net Income / (Loss)                      $       207   $        73                    $        424   $       (10)
Plus: Depreciation                       $     1,081   $     1,084                    $      3,302   $     3,251
                                       -------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $     1,288   $     1,157        11.4%       $      3,726   $     3,241        15.0%
                                       ============== =============                  ============== =============

VAIL MARRIOTT MOUNTAIN RESORT & SPA
-----------------------------------
(This property reports results on a monthly basis. The historical results presented here represent the three months ended
August 31, 2005 and 2004, and the eight months ended August 31, 2005 and 2004.)

Average Occupancy                              58.8%         68.2%    (-9.4 pts)             63.8%         66.4%   (-2.6 pts)
ADR                                      $    141.08   $    135.18         4.4%       $     200.02   $    185.50         7.8%
RevPAR                                   $     82.97   $     92.18       (10.0%)      $     127.64   $    123.22         3.6%

Total Revenues                           $     4,229   $     5,204       (18.7%)      $     16,035   $    16,042        (0.0%)

Net Income / (Loss)                      $       (49)  $       320                    $      3,056   $     2,697
Plus: Depreciation                       $       495   $       578                    $      1,603   $     1,541
                                       -------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $       446   $       898       (50.3%)      $      4,659   $     4,238        10.0%
                                       ============== =============                  ============== =============

RENAISSANCE WORTHINGTON
-----------------------
Average Occupancy                              74.2%         70.0%      4.2 pts              78.3%         75.4%     2.9 pts
ADR                                      $    141.70   $    131.85         7.5%       $     148.75   $    136.40         9.1%
RevPAR                                   $    105.20   $     92.30        14.0%       $     116.50   $    102.81        13.3%

Total Revenues                           $     6,841   $     6,564         4.2%       $     24,249   $    22,658         7.0%

Net Income / (Loss)                      $      (126)  $      (445)                   $      1,821   $       957
Plus: Depreciation                       $       412   $       637                    $      1,698   $     1,912
Plus: Interest Expense                   $       669   $       714                    $      2,152   $     2,143
                                       -------------- -------------                  -------------- -------------
Hotel Adjusted EBITDA                    $       955   $       906         5.4%       $      5,671   $     5,012        13.1%
                                       ============== =============                  ============== =============